UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2013

CHENIERE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-33366	20-5913059
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Milam Street, Suite 800, Houston, Texas,	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 25, 2013, Sabine Pass Liquefaction, LLC (“SPL”), a wholly owned subsidiary of Cheniere Energy Partners, L.P. (the “Partnership”), closed the sale of $1.0 billion aggregate principal amount of its 6.25% Senior Secured Notes due 2022 (the “Notes”) pursuant to the Purchase Agreement dated November 18, 2013 between SPL and Morgan Stanley & Co. LLC, as representative of the initial purchasers named therein (the “Initial Purchasers”). The sale of the Notes was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Notes were sold on a private placement basis in reliance on Section 4(2) of the Securities Act and Rule 144A and Regulation S thereunder.

Indenture

The Notes were issued on November 25, 2013 (the “Issue Date”) pursuant to the Indenture, dated as of February 1, 2013 (the “Base Indenture”), by and among SPL, the guarantors that may become party thereto from time to time and The Bank of New York Mellon, as Trustee (the “Trustee”), as supplemented by a third supplemental indenture, dated as of November 25, 2013, between SPL and the Trustee, relating to the Notes (the “Supplemental Indenture”). The Base Indenture as supplemented by the Supplemental Indenture is referred to herein as the “Indenture.”

Under the terms of the Indenture, the Notes will mature on March 15, 2022 and will accrue interest at a rate equal to 6.25% per annum on the principal amount from November 25, 2013, with such interest payable semi-annually, in cash in arrears, on March 15 and September 15 of each year, beginning on March 15, 2014.

The Notes are senior secured obligations of SPL and rank senior in right of payment to any and all of SPL’s future indebtedness that is subordinated in right of payment to the Notes and equal in right of payment with all of SPL’s existing and future indebtedness (including all loans under SPL’s existing credit facilities and all of SPL’s outstanding senior secured notes) that is senior and secured by the same collateral securing the Notes. The Notes are effectively senior to all of SPL’s senior indebtedness that is unsecured to the extent of the value of the assets constituting the collateral securing the Notes.

As of the Issue Date, the Notes were not guaranteed but will be guaranteed in the future by all of SPL’s future restricted subsidiaries. Such guarantees will be joint and several obligations of the guarantors of the Notes. The guarantees of the Notes will be senior secured obligations of the guarantors.

At any time or from time to time prior to, December 15, 2021, SPL may redeem all or a part of the Notes, at a redemption price equal to the “make-whole” price set forth in the Indenture, plus accrued and unpaid interest, if any, to the date of redemption. SPL also may at any time on or after December 15, 2021, redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to the date of redemption.

The Indenture also contains customary terms and events of default and certain covenants that, among other things, limit SPL’s ability and the ability of SPL’s restricted subsidiaries to incur additional indebtedness or issue preferred stock, make certain investments or pay dividends or distributions on capital stock or subordinated indebtedness or purchase, redeem or retire capital stock, sell or transfer assets, including capital stock of SPL’s restricted subsidiaries, restrict dividends or other payments by restricted subsidiaries, incur liens, enter into transactions with affiliates, consolidate, merge, sell or lease all or substantially all of SPL’s assets and enter into certain LNG sales contracts. The Indenture covenants are subject to a number of important limitations and exceptions.

This description of the Indenture is qualified in its entirety by reference to the Indenture, which is incorporated by reference herein. A copy of the Base Indenture was filed as Exhibit 4.1 to the Current Report dated January 29, 2013, filed by the Partnership on Form 8-K. A copy of the Supplemental Indenture is filed herewith as Exhibits 4.1.

Registration Rights Agreement

In connection with the closing of the sale of the Notes, SPL and Morgan Stanley & Co. LLC, as representative of the Initial Purchasers, entered into a Registration Rights Agreement, dated November 25, 2013 (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, SPL has agreed, and any future guarantors of the Notes will agree, to use commercially reasonable efforts to file with the U.S. Securities and Exchange

Commission and cause to become effective a registration statement with respect to an offer to exchange any and all of the Notes for a like aggregate principal amount of debt securities of SPL issued under the Indenture and identical in all material respects to the Notes sought to be exchanged (other than with respect to restrictions on transfer or to any increase in annual interest rate), and that are registered under the Securities Act. SPL has agreed, and any future guarantors of the Notes will agree, to use commercially reasonable efforts to cause such registration statement to become effective within 360 days after the Issue Date. Under specified circumstances, SPL has also agreed, and any future guarantors will also agree, to use commercially reasonable efforts to cause to become effective a shelf registration statement relating to resales of the Notes. SPL will be obligated to pay additional interest if it fails to comply with its obligations to register the Notes within the specified time periods.

This description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Number	Description

4.1	Third Supplemental Indenture, dated as of November 25, 2013, between Sabine Pass Liquefaction, LLC and The Bank of New York Mellon, as Trustee under the Indenture.

10.1	Registration Rights Agreement, dated as of November 25, 2013, between Sabine Pass Liquefaction, LLC and Morgan Stanley & Co. LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.

	By:	CHENIERE ENERGY PARTNERS GP, LLC,
its general partner

Date: November 25, 2013	By:	/s/ H. Davis Thames
Name: H. Davis Thames
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Third Supplemental Indenture, dated as of November 25, 2013, between Sabine Pass Liquefaction, LLC and The Bank of New York Mellon, as Trustee under the Indenture.

10.1	Registration Rights Agreement, dated as of November 25, 2013, between Sabine Pass Liquefaction, LLC and Morgan Stanley & Co. LLC.

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